                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          DOMINGUEZ SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        [LETTERHEAD]




April 4, 1997

TO THE SHAREHOLDERS OF DOMINGUEZ SERVICES CORPORATION


Your Board of Directors and management are pleased to invite you to attend the Annual Meeting of Shareholders of Dominguez Services Corporation to be held on May 6, 1997, at 1:30 p.m. California time. The meeting will take place at the Torrance Marriott, 3635 Fashion Way, Torrance, California 90503. Lunch will be served at 12:30 p.m. just prior to the Annual Meeting.

Please call (310) 834-2625, ext. 401, and let us know if you will attend.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card ("Proxy") in the envelope provided without delay.

Thank you, and I hope to see you on May 6.

                                                  Sincerely,

                                                  /s/ BRIAN J. BRADY


                    [MAP]

MAP TO TORRANCE MARRIOTT TO BE INSERTED HERE.

                         DOMINGUEZ SERVICES CORPORATION
                           21718 SOUTH ALAMEDA STREET
                          LONG BEACH, CALIFORNIA 90810

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Dominguez Services Corporation:

The 1997 Annual Meeting of Shareholders of Dominguez Services Corporation (the "Company") will be held at the Torrance Marriott, 3635 Fashion Way, Torrance, California 90503, on May 6, 1997, at 1:30 p.m. California time for the following purposes:

   1. To elect nine directors to hold office until the Company's next Annual Meeting and thereafter until their successors are duly elected and qualified.

   2. To consider and act on a proposal to adopt the Company's 1997 Stock Incentive Plan.

   3. To ratify, confirm, and approve the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors for the Company and its subsidiaries.

   4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed March 24, 1997, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS



                                   JOHN S. TOOTLE, SECRETARY



April 4, 1997

IMPORTANT: To assure your representation at the Annual Meeting, please indicate your voting instructions on the enclosed proxy card ("Proxy") and date, sign, and mail it promptly in the return envelope provided.

                         DOMINGUEZ SERVICES CORPORATION
                           21718 SOUTH ALAMEDA STREET
                              LONG BEACH, CA 90810

                                  -----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 6, 1997

                                  -----------

     This Proxy Statement and the accompanying proxy card ("Proxy") are furnished in connection with the solicitation by the Board of Directors of Dominguez Services Corporation (the "Company") of proxies in the accompanying form, to be voted at the Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting") to be held at 1:30 p.m. California time on May 6, 1997, at the Torrance Marriott, 3635 Fashion Way, Torrance, California 90503. At the Annual Meeting, the shareholders of the Company's common stock will be asked to vote upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying Proxy, and the Notice of Annual Meeting of Shareholders are being mailed to shareholders of the Company on or about April 4, 1997.

                             SOLICITATION OF PROXIES

     The enclosed Proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

     The Company will bear the entire cost of preparing, assembling, printing, and mailing the Proxy Statement, the accompanying Proxy, the Notice of Annual Meeting of Shareholders, and any additional materials which may be furnished to shareholders in connection therewith. The solicitation of proxies will be made by mail and may also be made by telephone, facsimile, telegraph, or personally by directors, officers, and regular employees of the Company who will receive no extra compensation for such services.

     Any person who executes and returns the Proxy accompanying this Proxy Statement may revoke it at any time before its exercise by delivering to the Secretary of the Company a written instrument of revocation or by presenting a duly executed Proxy for the Annual Meeting bearing a later date. A Proxy may also be revoked by attending the Annual Meeting and voting in person. Each properly executed Proxy received prior to the Annual Meeting will be voted as directed. If not otherwise specified, proxies will be voted for the election of the nominees for directors named in this Proxy Statement, for adoption of the Company's 1997 Stock Incentive Plan, for the appointment of Arthur Andersen LLP, as independent auditors of the Company, and at the discretion of management with respect to any other matters properly presented at the Annual Meeting or any adjournments thereof.

                                VOTING SECURITIES

     Only holders of record of the Company's common stock at the close of business on March 24, 1997, are entitled to notice of and to vote at the Annual Meeting. At that date, 1,004,370 shares of common stock were outstanding; also at that date, there were 317 holders of record of common stock. Subject to cumulative voting rights in the election of directors, holders of common stock are entitled to one vote on each matter submitted for each share held of record. Each shareholder or his proxy (including the persons named in the accompanying Proxy) entitled to vote for the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes on the same principle among any or all of the nominees. No shareholder or proxy, however, shall be entitled to cumulate votes for a candidate unless, prior to the voting, such candidate or candidates have been placed in nomination and the shareholder has given notice at the meeting that he intends to cumulate his votes. If any shareholder gives such notice, all shareholders may cumulate their votes for nominated candidates.

     The presence, either in person or by proxy, of persons holding a majority of the shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a majority of the votes represented at the meeting will be required for the election of directors (unless cumulative voting is in effect) and for the approval of all other matters voted upon at the Annual Meeting.

     The Company's principal executive offices are located at 21718 South Alameda Street, Long Beach, California 90810.

                          PRINCIPAL SECURITIES HOLDERS

     The following table sets forth information as of March 24, 1997, with respect to the beneficial ownership of the Company's common stock by (i) each person known by the Company to own beneficially five percent or more of any class of the Company's outstanding common stock, (ii) each director nominee and named executive officer, and (iii) all directors and executive officers as a group. Each shareholder has sole voting and investment power with respect to such shares unless otherwise indicated.

                                                  NUMBER OF SHARES AND
NAME AND ADDRESS OF BENEFICIAL OWNER         NATURE OF BENEFICIAL OWNERSHIP     PERCENT OF COMMON STOCK
------------------------------------         ------------------------------     ----------------------
Carson Estate Company                                    205,105                         20.4%
18710 S. Wilmington, Suite 200
Rancho Dominguez, CA 90220

Watson Land Company                                      88,596                            8.8%
515 S. Figueroa St., Suite 910
Los Angeles, CA 90071

Dwight C. Baum                                          22,500(1)                          2.2%
200 S. Los Robles Ave., Suite 645
Pasadena, CA 91101-2431

Brian J. Brady                                            720                             *
21718 S. Alameda St.
Long Beach, CA  90810

Richard M. Cannon                                       88,596(2)                          8.8%
515 S. Figueroa St., Suite 910
Los Angeles, CA 90071

Terrill M. Gloege                                           0                              *
18710 S. Wilmington Ave., Suite 200
Rancho Dominguez, CA 90220

Thomas W. Huston                                          1,000                            *
515 S. Figueroa St., Suite 910
Los Angeles, CA 90071

C. Bradley Olson                                       205,105(3)                          20.4%
18710 S. Wilmington, Suite 200
Rancho Dominguez, CA 90220

Langdon W. Owen                                           5,400                            *
1300 Bristol North, Suite 290
Newport Beach, CA 92660

Charles W. Porter                                         5,571                            *
400 Paseo Dorado
Long Beach, CA 90803

Debra L. Reed                                             100                              *
555 W. 5th St.
Los Angeles, CA  90013

John S. Tootle                                            2,529                            *
21718 S. Alameda Street
Long Beach, CA 90810

All Directors and Officers                             331,521(4)                          33.0%
as a group (10  persons)


* Less than one percent.

(1) All of such shares are owned by Mr. Baum and his spouse as trustees of the Dwight C. Baum and Hildagarde E. Baum Trust. Mr. and Mrs. Baum share voting and investment powers with respect to such shares.

(2) All of such shares are owned by Watson Land Company, of which Mr. Cannon is president, chief executive officer, and a director. Mr. Cannon shares voting and investing powers with respect to such shares with the other directors of Watson Land Company.

(3)     All of such shares are owned by the Carson Estate Company, of which Mr.
        Olson is president and a director.  Mr. Olson shares voting   and
        investment powers with respect to such shares with the other directors of Carson Estate Company.

(4)     Includes shares described in footnotes (2) and (3) above.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company's knowledge, based solely on its review of the copies of reports furnished to the Company and representations from reporting persons that no reports were required to be filed, all officers, directors, and ten percent beneficial owners of the Company's voting securities complied with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934 during 1996, except as set forth below.

          Langdon W. Owen, a director of the Company, inadvertently failed to file a Form 4 Statement of Change of Beneficial Ownership of Securities with the Securities and Exchange Commission ("SEC") disclosing the purchase by his individual retirement account of 900 shares of the Company common stock in August 1996. Mr. Owen subsequently filed a Form 5 disclosing this purchase.

     Charles W. Porter, a director of the Company, inadvertently failed to file a Form 4 with the SEC disclosing his change in beneficial ownership when he became the trustee and beneficiary under the Lorena Ray Porter Revocable Trust. The trust assets included 1200 shares of the Company common stock acquired previously. Mr. Porter subsequently filed a Form 5 disclosing his change in beneficial ownership.

                                    PROPOSAL I

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Action is to be taken at the Annual Meeting with respect to the election of nine directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company's bylaws provide that there shall be no fewer than seven and no more than nine directors. The Board has fixed the number of directors at nine.

     Set forth below is certain information concerning each nominee for director:


                                                PRINCIPAL OCCUPATION OR EMPLOYMENT                               DIRECTOR
NAME                  AGE                        AND ALL OTHER POSITIONS WITH COMPANY                               SINCE
----                 -----                       ------------------------------------                              ---------
Dwight C. Baum        84       Senior Vice President of Paine Webber Incorporated (and predecessors), a              1962
                               brokerage house.

Brian J. Brady        48       President, Chief Executive Officer, and Chairman of the Board of the Company          1995
                               since May 1996; President and Chief Executive Officer of the Company since November
                               1996; prior, Assistant General Manager Public Utilities, City of Anaheim, since
                               1992; prior, Vice President and General Manager, Energy Services, Inc., a
                               Subsidiary of Southern California Edison, since 1988.

Richard M. Cannon     55       Chief Executive Officer and President of Watson Land Company, a privately held        1991
                               developer and owner of industrial centers and buildings, since 1994; prior,
                               President of Watson Land Company since 1989.

Terrill M. Gloege     61       Senior Vice President, Chief Financial Officer of Carson Estate Company and           1991
                               affiliated entities, a privately held investment company since 1989.

Thomas W. Huston      35       Director of Leasing and Asset Management for Watson Land Company since 1995;          1995
                               prior, Assistant Director of Leasing and Asset Management, and Leasing Agent
                               for Watson Land Company.

C. Bradley Olson      56       President of Carson Estate Company since 1992; prior, Division President and          1993
                               Corporate Vice President of The Irvine Company since 1984.

Langdon W. Owen       66       President of Don Owen & Associates since 1973; Consulting Engineer and Financial      1994
                               Advisor.

Charles W. Porter     66       Business Consultant since January 1996; prior, President, Chief Executive Officer     1977
                               of the Company since 1980.

Debra L. Reed         40       Senior Vice President of Southern California Gas Company, since 1995; prior,          1995
                               Vice President, Southern California Gas Company since 1988.

     Dwight C. Baum serves as a director of Westminster Capital, Inc. and is Chairman of the Board Emeritus of United Cities Gas Company.

     The Proxies received will be voted to elect as directors the nine nominees listed above unless otherwise specified, and each nominee has agreed to serve as a director if elected at the Annual Meeting. Although management of the Company does not anticipate that any of the persons named in the accompanying Proxy will be unable to serve, if any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a substitute nominee at their discretion.

                       THE BOARD OF DIRECTORS RECOMMENDS
              A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED

     During 1996, the Board of Directors held seven meetings. Nominated directors attended all Board of Director meetings with the exception of Mr. Cannon who was unable to attend three of the seven Board Meetings. Mr. Cannon is a member of the Planning/Growth Committee and attended all eight meetings of this committee.

     The Company has a standing Audit Committee consisting of three outside directors. The current members of the Audit Committee are Dwight C. Baum, Terrill M. Gloege, and Charles W. Porter. The Audit Committee reviews the results of the Company's annual audit, the financial statements, and internal accounting and control procedures, and recommends the selection of auditors to the Board of Directors. The Audit Committee met two times during 1996.

     The Company has a standing Compensation Committee consisting of three outside directors. The current members of the Compensation Committee are Terrill M. Gloege, Thomas W. Huston, and Debra L. Reed. The Compensation Committee annually recommends to the Board of Directors the compensation for each officer, including the President, for the ensuing year. During 1996, the Compensation Committee met six times.

     The Company also has a standing Planning/Growth Committee. The current members of the Planning/Growth Committee are Richard M. Cannon, C. Bradley Olson, and Langdon W. Owen. The Planning/Growth Committee met eight times during 1996.

     The Company does not have a standing Nominating Committee nor any other committee performing similar functions.

     Except for Mr. Brady (who was a director and an employee during 1996), the Company paid each of its outside directors an annual fee of $3,900, plus an additional $450 for each meeting of the Board of Directors or Committee thereof attended.

                       EXECUTIVE OFFICERS AND COMPENSATION

     The Company's primary objective is to maximize shareholder value over time. To accomplish this objective, the Company has adopted a comprehensive strategic business plan. The overall goal of the Compensation Committee of the Company's Board of Directors (the "Committee") is to develop executive compensation policies which are consistent with and linked to the Company's strategic plan and business objectives. Members of the Committee evaluate the performance of the senior management team, including the Chief Executive Officer, review and approve the base salary levels for the Company's senior management team, review overall base salary levels for all managers in the Company, and approve the annual salary increase budget of the Company. The Committee also administers the Company's Annual Incentive Plan (AIP). The Committee regularly reports to the full Board of Directors on its activities.

                  COMPENSATION PHILOSOPHY AND PROGRAM ELEMENTS

  The Committee bases its decisions on the Company's executive compensation philosophy, which relates the level of the compensation given to the Company's success in meeting its performance goals, rewards individual achievement, and seeks to attract and retain qualified executives. The Company's executive compensation program currently consists of two principal components: base salary and potential for an annual incentive award under the Company's AIP based on Company performance as well as individual performance. This second component constitutes the "at-risk" portion of the compensation program.

  The Company's fundamental policy is to offer the Company's executives competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company, and their personal performance. It is the Committee's objective to have a reasonable and, over time, an increasing portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance.

  The Company has not had any stock-based or long-term incentive compensation programs and has not provided its officers with any supplemental retirement program or other supplemental benefits not available to any other employees of the Company. In February 1997, the Board of Directors adopted, subject to shareholder approval, the 1997 Stock Incentive Plan to provide a longer-term reward element and encourage the acquisition and retention of shares of Company stock by its key executives.

  The Committee believes that this structure will result in a total compensation program for executives that is competitive with similar companies and is a fair and reasonable cost to shareholders and ratepayers.

  For fiscal 1996, the process utilized by the Committee in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the Committee was data provided by an independent management consulting firm specializing in executive compensation. This firm was retained to assess the Company's compensation policies and performance relative to similar indices for comparable companies and assist with the design of the management compensation program. The Committee reviewed this information and considered the provided data in the context of the Company's business objectives, financial requirements, and overall compensation policy.

                                   BASE SALARY

  The Company positions its overall executive compensation levels at or near the median of the range of base salary and total compensation levels for other companies comparable to the Company in this industry and who are viewed as competitors for executive talent in the overall labor market.

  The Company uses a formal performance review system for all employees, including the Chief Executive Officer and the other officers. This process generates information that the Committee uses in making decisions on base compensation and management incentive awards. The Chief Executive Officer is responsible for preparing the reviews on all executive officers other than himself. The Committee is responsible for reviewing the Chief Executive Officer against established performance objectives. All reviews are discussed and approved by the Committee. Executive performance is measured both in terms of the performance of the Company as a whole and various individual performance factors, including the overall professional performance and managerial accomplishments of the individual.

  The base salary for each executive officer is set within the formal established salary range for the position which is based on market rates for comparable positions as determined by the annual survey process. Individual salaries are set within the range on the basis of personal performance. The total salary increase budget for the Company is based on marketplace norms. Individual salary increases for officers are based on position relative to market and individual performance as assessed through the performance review system and achievement of annually determined performance goals and objectives.

                              ANNUAL INCENTIVE PLAN

  The current Annual Incentive Plan (AIP), approved by the Board of Directors in 1993 and revised in 1996, is structured to ensure that officers of the Company have an opportunity to earn additional compensation only when the Company and the individual officers have performed at a level that produces acceptable results for shareholders. Each executive officer has an established incentive award target for the fiscal year. The available funding for incentive award payments is subject to specified levels of Company financial performance established at the start of the fiscal year. Actual incentive awards paid reflect both achievement of corporate objectives and an individual's accomplishment of functional objectives, with greater weight being given to achievement of corporate rather than independent objectives.

  Under the AIP, cash awards to a maximum amount of 20% of base salary for the Chief Executive Officer ("CEO") and 15% of salary for other participants are available based upon the Company's attainment of certain financial targets, the individual's contribution to the attainment of these Company objectives, performance against personal objectives, and a subjective assessment by the Company's CEO and the Board of each executive's professional performance (with assessment by the Board for the CEO). Awards are paid to participants annually during the year following the year for which performance was assessed.

  For 1996, the availability of an annual incentive pool was contingent on the Company achieving a threshold level of return on equity relative to the industry peer group, and individual AIP awards were based on the Company meeting performance objectives established by the Board of Directors. Individual officers are also assessed on individual performance objectives and their overall professional performance in the position.

  The 1996 AIP awards will be paid in cash. Beginning in 1997, a portion of AIP awards may, at the discretion of the Board of Directors, be paid in shares of common stock (the "Stock Payment Shares"). These Shares may be subject to a multi-year vesting schedule. The Committee believes this will enhance the Company's ability to retain key executives, ensure that annual Company performance that results in AIP awards is reflected in longer-term share price growth, and encourage increased levels of stock ownership by Company executives.

                        LONG-TERM INCENTIVE COMPENSATION

  The Board adopted in 1997, subject to shareholder approval, the 1997 Stock Incentive Plan that is described under Proposal II of this Proxy Statement. This Plan provides for awards of stock options, payment of AIP awards in shares of the Company's common stock ("Stock Payments"), restricted stock awards, and dividend equivalent payments.

  The Company has not made any awards under the Plan. Generally, the Committee intends the size of each option grant to be set at a level that is reflective of the competitive market for long-term compensation among peer water utilities and that the Committee deems necessary to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, and the individual's performance in the recent period. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion based on the recommendation made by the CEO to the Committee.

  Each stock option grant will allow the employee to acquire shares of the Company's common stock at a fixed price per share (no less than the market price on the date of grant) over a specified period of time. Options will vest in periodic installments over a multi-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide compensation to the executive officer only if he/she remains in the Company's employ, and then only if the market price of the Company's common stock appreciates over the option term. The number of options granted will only provide a competitive level of compensation if the Company's stock price exceeds historical growth rates over time.

  The Committee anticipates awarding stock options to selected key executives after the approval of the Plan and in conjunction with the annual review of base salary levels, the determination of AIP awards for 1996 performance, and consideration of industry peer compensation practices to be reported in 1997 proxy statements for the 1996 fiscal year. The Committee does not anticipate, and has no plans to make, any awards of restricted stock. Any stock payments of portions of earned AIP awards will commence with payments in 1998 for 1997 performance, and the Committee may consider including dividend equivalents with these awards.

                      CHIEF EXECUTIVE OFFICER COMPENSATION

  To determine the compensation arrangements for the Chief Executive Officer in 1996, the Committee applied the compensation philosophy and objectives outlined above. Considerations included the average salary and annual incentive compensation levels for comparable positions in the market, the extent to which the Company's annual performance goals were achieved, and the extent to which the Company's overall strategy was successfully implemented.

  The annual base salary for Mr. Brady, the Company's President and CEO, was established by the Board at his date of hire in 1995. Mr. Brady received an increase in annual base salary in fiscal 1996 to $150,000. The CEO's incentive compensation award for 1996 was entirely dependent upon the Company's financial performance and his individual performance since his date of hire as assessed by the Board of Directors and did not include any provisions for guaranteed payments. Each year, the Annual Incentive Plan is reevaluated with a new achievement threshold and new targets for financial performance. The Committee will determine in 1997 the AIP award for Mr. Brady for fiscal 1996 based on the same incentive plan as for all other officers, reflecting performance in 1996.


  Compensation Committee:          Debra L. Reed, Chairperson
                                   Terrill M. Gloege
                                   Thomas W. Huston

     Set forth below is certain information with respect to each of the Company's executive officers. All officers have served at the discretion of the Board of Directors.


NAME                AGE       POSITION WITH COMPANY                   YEARS AS OFFICER
----               -----      ---------------------                   ----------------
Brian J. Brady      48        President, Chief Executive Officer,
                              and Chairman of the Board (1)                  1

John S. Tootle      42        Chief Financial Officer, Vice President
                              of Finance, Treasurer, Secretary              10


     The following table sets forth the compensation paid by the Company in 1996 and its two prior fiscal years to the Company's Chief Executive Officer and the two other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                     AUTO & OTHER
NAME & PRINCIPAL POSITION                    YEAR      SALARY              BONUS     COMPENSATION
-------------------------                    ----      ------             -------   --------------
Brian J. Brady (1)                           1996      $144,696.40       $2,000.00      $8,094.00
President & Chief Executive Officer          1995        19,005.03               0         612.30
                                             1994                0               0              0

C.W. Rose (2)                                1996       115,022.36        4,800.00       4,770.50
Secretary & Vice President                   1995        96,448.95        7,520.00       4,705.50
                                             1994        93,175.14        7,375.00       3,256.00

John S. Tootle (3)                           1996       110,557.60        6,200.00        5116.60
Chief Financial Officer, Treasurer,          1995       107,677.54        9,340.00       5,154.90
Vice President of Finance, Secretary         1994       104,294.16        8,825.00       4,401.20


(1)  Mr. Brady was hired as President of the Company, effective November 6,
     1995.
(2) Mr. Rose's employment with the Company terminated on August 15, 1996. In accordance with his severance agreement, $20,855 of his severance pay has been deferred until 1997.
(3) Following Mr. Rose's departure from the Company, Mr. Tootle assumed the position of Secretary.

                                  PENSION PLAN

     The Company has a non-contributory defined benefit pension plan (the "Defined Benefit Plan"). Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts dependent on length of service and cash compensation received by a particular employee.

     An employee's interest in the Defined Benefit Plan becomes vested after completing at least five years of service with the Company. Benefits are payable monthly upon retirement. The benefits listed in the following table are not subject to any deduction for Social Security or other offset amounts. The following table illustrates the estimated annual benefits payable upon retirement for persons in the earnings classifications with years of service as shown.


   AVERAGE
ANNUAL SALARY
  FOR HIGHEST
 CONSECUTIVE                               ANNUAL BENEFITS BASED ON LENGTH OF SERVICE
                     ------------------------------------------------------------------------------------
  FIVE YEARS         10 YEARS       15 YEARS       20 YEARS       25 YEARS       30 YEARS       35 YEARS
-------------        --------       ---------      ---------      --------       --------       --------
  $ 30,000            $ 7,400       $11,100        $14,800         $18,500       $ 22,200        $25,900
    40,000             10,200        15,200         20,300          25,400         30,500         35,500
    50,000             12,900        19,400         25,800          32,300         38,700         45,200
    60,000             15,700        23,500         31,300          39,100         47,000         54,800
    70,000             18,400        27,600         36,800          46,000         55,200         64,400
    80,000             21,200        31,700         42,300          52,900         63,500         74,000
    90,000             23,900        35,900         47,800          59,800         71,700         83,700
   100,000             26,700        40,000         53,300          66,600         80,000         93,300
   110,000             29,400        44,100         58,800          73,500         88,200        102,900
   120,000             32,200        48,200         64,300          80,400         96,500        112,500
   130,000             34,900        52,400         69,800          87,300        104,700        122,200
   140,000             37,700        56,500         75,300          94,100        113,000        131,800
   150,000             40,400        60,600         80,800         101,000        121,200        141,400
   160,000             43,200        64,700         86,300         107,900        129,500        151,000
   170,000             45,900        68,900         91,800         114,800        137,700        160,700


     Payments which are made by the Company to the Defined Benefit Plan are computed on an actuarial basis. The benefits described in the table above are not subject to any deduction for Social Security or other offset amounts. Contributions in the amount of $539,288 were made to the Defined Benefit Plan for the plan year ended February 28, 1997. The credited years of service for Brian J. Brady and John S. Tootle are none and nine years respectively.

                              CERTAIN TRANSACTIONS

     Watson Land Company leases to the Company two well sites for which the Company paid rent of $38,778 in 1996. This lease continues until 2010 with annual adjustments to the rental agreement based upon the Consumer Price Index. Watson Land Company holds 8.8% of the Company's outstanding common stock. Richard M. Cannon is President and Chief Executive Officer of Watson Land Company and Thomas W. Huston is employed by Watson Land Company. The Company believes that the terms of this transaction are at least as favorable to the Company as they would have been if they had been negotiated with an unaffiliated third party.

     Carson Estate Company leases to the Company one well site for which the Company paid rent of $13,500 in 1996. Dominguez Energy LP, an affiliate of Carson Estate Company and Watson Land Company, leases to the Company one well site for which the Company paid rent of $2,901 in 1996. The leases continue until 2021 and 2002 respectively with annual adjustments to the rental amount based upon the Consumer Price Index. Carson Estate Company holds 20.4% of the Company's outstanding common stock. C. Bradley Olson is President of Carson Estate Company and Terrill M. Gloege is Senior Vice President and Chief Financial Officer of Carson Estate Company. The Company believes that the terms of this transaction are at least as favorable to the Company as they would have been if they had been negotiated with an unaffiliated third party.

                                   PROPOSAL II

                      ADOPTION OF 1997 STOCK INCENTIVE PLAN

                             (ITEM 2 ON PROXY CARD)

     The shareholders are being asked to vote on a proposal to approve the Company's 1997 Stock Incentive Plan (the "Plan"). The following is a description of the Plan.

     The Company established the Plan, the first equity-based compensation program in the Company's history, to provide a means whereby officers and other key employees of the Company or subsidiary corporations may be given an opportunity to purchase or be awarded shares of the Company's common stock. The Plan was adopted by the Board on February 25, 1997. The Board believes that compensation awards under the Plan will play an important role in the Company's efforts to attract and retain key employees of outstanding ability and align their interests more closely with those of the Company's shareholders.

                      SUMMARY OF 1997 STOCK INCENTIVE PLAN

     The principal terms and provisions of the Plan are summarized below.
The summary, however, is not intended to be a complete description of all the terms of the Plan. A copy of the Plan will be furnished by the Company to any shareholder upon written request to the Chief Financial Officer at the Company's executive office in Long Beach, California.

                                    STRUCTURE

     The Plan contains provisions for four types of awards: (i) stock options to purchase shares of the Company's common stock, (ii) payment of awards earned under the Company's Annual Incentive Plan (AIP) in shares of stock,
(iii) issuance of restricted stock, and (iv) payment of dividend equivalents which, at the discretion of the Committee, may be granted in conjunction with stock options, stock payments, or restricted stock awards to provide cash payments prior to the time the option is exercised or the shares are vested.

                                 ADMINISTRATION

     The Plan will be administered by the Compensation Committee of the Board of Directors or such other committee designated by the Board. The committee that administers the Plan shall be comprised of three or more Board members who are non-employee directors of the Company, unless the Board determines otherwise.

     Committee members serve for such period of time as the Board may determine. The Committee has full authority (subject to the express provisions of the Plan) to determine the eligible individuals who are to receive awards under the Plan, the number of shares to be covered by each award, the date or dates on which the award is to become vested and/or exercisable, the maximum term for which the award is to remain outstanding, whether a stock option will be an Incentive Stock Option ("ISO") which satisfies the requirements of section 422 of the Internal Revenue Code (the "Code") or a nonqualified option ("NSO") not intended to meet such requirements, and the remaining provisions of the award including whether to include a dividend equivalent award with the award.

                                   ELIGIBILITY

     Employees (including officers) who render services to the Company or subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the Plan.

                           SECURITIES SUBJECT TO PLAN

     The Company may not issue more than 50,000 shares of its common stock under the Plan. This number will be subject to further adjustment in the event of subsequent changes to the capital structure of the Company or in the judgment of the Committee and/or the Board of a business need for additional shares, subject to shareholder approval. The shares may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased on the open market. In no event, however, may any one participant in the Plan be awarded shares and options under the Plan in excess of 25,000 shares over the period beginning on the effective date of the Plan and ending on the tenth anniversary of such date. Should an award expire or terminate for any reason prior to exercise and/or vesting, the shares subject to the portion of the award not so exercised or vested will be available for subsequent awards under the Plan.

     The holder of an option shall have no shareholder rights with respect to the shares optioned until such person shall have exercised the option, paid the exercise price, and become the shareholder of record of the purchased shares. Any dividend equivalents paid in conjunction with an award will be treated for tax and accounting purposes as cash compensation and not as a dividend paid on Company shares.

                         OPTION PRICE AND EXERCISABILTY

   The option exercise price per share may not be less than one hundred percent (100%) of the fair market value of the Company's common stock on the grant date. Options granted under the Plan become exercisable at such time or times, and during such period, as the Committee may determine and set forth in the instrument evidencing the option grant. In any event, options granted under the Plan may not have a term in excess of 10 years.

     The exercise price for options granted under the Plan may be paid in cash or in outstanding shares of the Company's common stock. Options may also be exercised on a cashless basis through the same-day sale of the purchased shares. The Committee may also permit the optionee to pay the exercise price through a promissory note payable in installments over a period of years. The amount financed may include any Federal or state income and employment taxes incurred by reason of the option exercise.

     Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

                             TERMINATION OF SERVICE

     Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the post-service exercise period, if any, that has been established by the Committee. Under no circumstances may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of the Company's common stock in which the optionee is vested at the time of cessation of service. The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

                             INCENTIVE STOCK OPTIONS

     Incentive Stock Options (ISOs) may only be granted to individuals who are employees of the Company or any subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Company's common stock for which one or more options granted to any employee under the Plan (or any other stock-based compensation plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable and shall not exceed one hundred thousand dollars ($100,000).

     If an employee to whom an ISO is granted is the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, then the option price per share will be at least one hundred and ten percent (110%) of the fair market value per share on the grant date, and the option term will not exceed five (5) years, measured from the grant date.

                                 STOCK PAYMENTS

     Awards under the Company's Annual Incentive Plan (AIP) may be paid partially in shares of stock. If the shares are made subject to a vesting schedule, the aggregate dollar amount of the shares will be increased by 8% times the number of years in the vesting period prior to converting the award into a number of shares. Unvested stock payment shares are forfeited upon termination of employment.

                                RESTRICTED STOCK

     Shares of stock may be granted to individuals subject to vesting requirements and/or performance requirements. Unvested restricted shares or stock payment shares are forfeited upon termination of employment.

                              DIVIDEND EQUIVALENTS

     The Committee is authorized to issue dividend equivalents in connection with awards under the Plan. Dividend equivalents provide the holders with cash payments equal to the dividend amounts paid on the number of shares subject to unvested and/or unexercised options, unvested stock payment shares, and unvested restricted shares.

                  GENERAL PROVISIONS:  ACCELERATION OF OPTIONS

     Upon the occurrence of certain events that would result in a "change in control" of the Company, as that term is defined by the Plan, the Committee has the discretion (i) to provide by the terms of the award or by resolution adopted prior to the occurrence of such event that the award shall be immediately exercisable as to all shares covered thereby prior to the occurrence of such event, or (ii) to provide either by terms of such Award or by a resolution adopted prior to the occurrence of such event that upon such event, such Award shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     The acceleration of options in the event of a Corporate Transaction or change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

                                    VALUATION

     For purposes of establishing the price of shares awarded or optioned and for all other valuation purposes under the Plan, the fair market value of a share of the Company's common stock on any relevant date will be the closing price per share of Company's common stock on the date immediately prior to the date on which the value is established, as such price is reported on NASDAQ. The fair market value on March 24, 1997, as reported on NASDAQ, was $23.50 per share.

                            CHANGE IN CAPITALIZATION

     In the event any change is made to the Company's common stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change effecting the outstanding Company's common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted over the specified term, and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option or share which is assumed in connection with a Change of Control transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Change of Control transaction, to the option holder had the option been exercised immediately prior to the Change of Control transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Plan on both an aggregate and a per-participant basis.

                                 PLAN AMENDMENTS

     The Board may amend or modify the Plan in any and all respects, except the Board may not, without the approval of the Company's shareholders, (i) materially increase the maximum number of shares issuable under the Plan (except in connection with certain changes in capitalization), or (ii) materially modify the eligibility requirements for awards.

     Unless sooner terminated by the Board, the Plan will in all events terminate ten years after the date of the adoption of the Plan by the Board of Directors. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the agreements and/or instruments evidencing such awards.

                                NEW PLAN BENEFITS

     No awards may be made under the Plan prior to the approval of the Plan by shareholders. Subsequent to shareholder approval of the Plan, awards made under the Plan in the future are at the discretion of the Committee. No awards have been made under the Plan, and potential future awards are not determinable at this time.

        FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE PLAN

     Options granted under the Plan may be either incentive stock options
(ISOs) that satisfy the requirements of Section 422 of the Internal Revenue Code or nonqualified stock options (NSOs) that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

                             INCENTIVE STOCK OPTIONS

     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal tax purposes, dispositions are divided into two categories:
(i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over
(ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company.

                              NONQUALIFIED OPTIONS

     No taxable income is recognized by an optionee upon the grant of a nonqualified option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of nonstatutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company.

                                 STOCK PAYMENTS

     A participant who is granted shares of Company stock as a stock payment will recognize ordinary income in the year in which the shares are no longer subject to forfeiture, generally the date of vesting. The Company will be entitled to a business expense deduction equal to the fair market value of the shares as of the date on which the participant's taxable income is determined. A participant may file an election ("Section 83(b) election") within 30 days of an award of stock payment shares to recognize the value of the unvested shares as income in the year of award. Any tax payments resulting from this election are not refundable in the event the unvested shares are later forfeited due to employment termination.

                                RESTRICTED STOCK

     A participant who is granted shares of restricted stock will recognize ordinary income in the year in which the shares are no longer subject to forfeiture, generally the date of vesting. The Company will be entitled to a business expense deduction equal to the fair market value of the shares as of the date on which the participant's taxable income is determined. A participant may file an election ("Section 83 (b) election") within 30 days of an award of restricted stock to recognize the value of the unvested shares as income in the year of award. Any tax payments resulting from this election are not refundable in the event the unvested shares are later forfeited due to employment termination.

                              DIVIDEND EQUIVALENTS

     A participant who is granted a dividend equivalent right will recognize ordinary income in the year of receipt of the payment. The Company will be entitled to a business expense deduction equal to the cash amount paid for the taxable year of the Company in which the ordinary income is recognized by the optionee.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                 THE ADOPTION OF THE 1997 STOCK INCENTIVE PLAN.

                                  PROPOSAL III

                              INDEPENDENT AUDITORS
                             (ITEM 3 ON PROXY CARD)

     The appointment of Arthur Andersen LLP by the Board of Directors is based on the recommendation of the Audit Committee, which historically has reviewed both the audit scope and the estimated audit fees and related services for the coming year.

     The Audit Committee has based its recommendation on Arthur Andersen LLP's special expertise with respect to complex tax and accounting issues applicable to regulated utilities. Arthur Andersen LLP has audited the Company's financial statements since 1991.

     A representative of Arthur Andersen LLP will attend the meeting and, if he so desires, make a statement and respond to appropriate questions.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
        THE PROPOSAL TO RATIFY, CONFIRM, AND APPROVE THE APPOINTMENT OF
      ARTHUR ANDERSEN LLP AS AUDITORS FOR THE COMPANY AND ITS SUBSIDIARIES.


                              SHAREHOLDER PROPOSALS

     Eligible shareholders who wish proposals to be considered for inclusion in the proxy solicitation materials relating to the 1998 Annual Meeting must submit such proposals to the Company no later than December 2, 1997. An eligible shareholder is one who owns at least one percent, or $1,000, in market value of the voting securities entitled to vote at the 1998 Annual Meeting of Shareholders and who has held such securities for at least one year and continues to hold such securities through the date of that Annual Meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no business to be transacted at the Annual Meeting other than that described above. Should other matters properly come before the Annual Meeting, including any adjournments thereof, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein with respect to such matters.

                                  ANNUAL REPORT

The 1996 Annual Report to Shareholders is being mailed to shareholders together with this Proxy Statement. The Company will provide to any shareholder, without charge, a copy of its Annual Report on form 10-K for the year ended December 31, 1996, including financial statements and financial statement schedules appended thereto, upon the written request of any such shareholder. Requests should be directed to Dominguez Services Corporation, 21718 South Alameda Street, Long Beach, California 90810, Attention: Debra
A. Beliso, Assistant Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

                                        DOMINGUEZ SERVICES CORPORATION




                                                       JOHN S. TOOTLE
                                                       SECRETARY

   April 4, 1997

                         DOMINGUEZ SERVICES CORPORATION

                            1997 STOCK INCENTIVE PLAN



1. PURPOSE OF THE PLAN. Dominguez Services Corporation, a California corporation, has adopted this 1997 Stock Incentive Plan (the "Plan"), for the benefit of its eligible employees. The purposes of this Plan are as follows:

(a) To encourage employees of Dominguez Services Corporation ("the Company"), its divisions, and subsidiaries (as hereafter defined) to own stock of the Company so that they may acquire or increase their proprietary interest in the Company;

(b) To provide an incentive for Employees to further the growth, development, and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development, and financial success; and

(c) To encourage such employees to remain in the employ of the Company and to put forth maximum efforts with the intention of ensuring the success of the Company's business.


2. DEFINITIONS. Where the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

(a) "Agreement" means a written agreement containing the terms and conditions of an Award granted pursuant to this Plan.

(b) "AIP Award" means an amount earned by an Employee under the Company's Annual Incentive Plan (AIP) which may be paid in whole or in part with a Stock Payment pursuant to Section 8 of this Plan and subject to the provisions of the AIP.

(c) "Award" means any issuance of a Stock Option, shares of Restricted Stock, Stock Payment shares, or Dividend Equivalents as defined in this Section 2 and provided to an Employee pursuant to this Plan.

(d) "Award Date" means the date on which the granting of an Award is authorized by the Committee.

(e)  "Board" means the Board of Directors of the Company.

(f) "Change of Control" shall be deemed to have occurred if (i) the percentage of the voting stock of the Company owned by one or more persons ("person" as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act), or entities become owner of more than 50 percent of the outstanding shares of Common Stock (determined on the basis of all outstanding stock of the Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer, or sale of stock or otherwise, (ii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iii) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company.

(g) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

(h) "Committee" means the Compensation and Benefits Committee of the Board of Directors or any such other committee designated by the Board to administer the Plan.

(i) "Common Stock" means the Common Stock of the Company, par value $1.00 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock or any warrants, options, or other rights that may be issued to purchase Common Stock.

(j) "Company" means Dominguez Services Corporation or any successor to such corporation.

(k)  "Director" means a member of the Board.

(l) "Dividend Equivalent" means a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock awarded under
     Section 9 of this Plan.

(m) "Employee" means any regular full-time employee of the Company or any of its Subsidiaries (as defined in accordance with Section 3401(c) of the Code), including those who are officers of the Company or a Subsidiary.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

(o) "Fair Market Value" means, as of any given date, (i) the closing sale price of a share of the Company's common stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under the NASDAQ National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on that date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Board; or (iv) if the Company's stock is not publicly traded, the fair market value established in good faith by the Board.

(p) "Grantee" means an Employee who has been selected as a Participant in the Plan and has received an Award.

(q) "Incentive Stock Option" or "ISO" means a Stock Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

(r) "Nonqualified Stock Option" or "NSO" means an option other than an Incentive Stock Option and which is not designated as an Incentive Stock Option by the Committee.

(s) "Participant" means an Employee determined in the Committee's sole and absolute discretion to be eligible to receive Awards under this Plan.

(t)  "Plan" means the Dominguez Services Corporation 1997 Stock Incentive Plan.

(u) "Restricted Shares" and "Restricted Stock" means Shares issued to a Participant in the Plan which are subject to one or more sets of restrictions on transfer as determined by the Committee.

(v) "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(w)  "Stock" means the Common Stock of the Company as defined in this Section 2.

(x) "Stock Option" or "Option" means a Nonqualified Stock Option or Incentive Stock Option.

(y) "Stock Payment" shall mean a payment in the form of shares of Common Stock made in lieu of all or any portion of compensation earned under the Company's Annual Incentive Plan (AIP) or any such successor plan, that would otherwise become payable to an Employee in cash, awarded under
     Section 8(a) of this Plan.

(z) "Subsidiary" means any corporation, as defined in Section 425 of the Code in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa) "Ten Percent Stockholder" means an individual who "owns" as defined in
     Section 424(d) of the Code stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (i) the Company, or (ii) if applicable, a Subsidiary.

(bb) "Termination of Employment" shall mean the time when the employee-employer relationship between the Grantee or and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment of a Grantee by the Company or any Subsidiary, and
     (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Nothing in this Plan shall be construed as limiting or altering the right of the Company or any Subsidiary to terminate an Employee's employment at any time for any reason whatsoever, with or without cause.

3.   SHARES SUBJECT TO PLAN

(a) The aggregate number of shares of Stock which may be issued as Awards under the Plan shall not exceed fifty thousand (50,000). The shares of Common Stock issuable upon exercise or granting of such Awards may be either previously authorized but unissued shares or treasury shares.

     No more than five thousand (5,000) shares may be awarded under the Plan in the form of Restricted Shares. No more than ten thousand (10,000) shares may be awarded under the Plan in the form of Stock Payments.

(b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual is twenty five thousand (25,000) (the "Award Limit"). To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

(c) If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Stock Payments granted hereunder are forfeited by the Grantee, or if any such Stock Option or other Award otherwise terminates without a payment being made to the participant in the form of Stock, or if any shares of Stock previously distributed under the Plan are returned to the Company in connection with the exercise of an Award, such shares shall again be available for distribution in connection with future Awards under the Plan, subject to the limitations of this Section 3.

4.   ADMINISTRATION

(a) The Plan shall be administered by the Committee which shall consist of not less than three Directors of the Company designated by the Board; provided, however, that unless the Board determines otherwise, no director shall be designated as or continue to be a member of the Committee, unless such director shall be a "nonemployee director" within the meaning of Rule 16b-3 under the Act (or any successor rule or regulations).

(b) The Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Company. This authority includes, but is not limited to the following:

     (i) Determining which Employees shall be eligible for Awards under the Plan;

     (ii) Granting of Awards (conditionally or unconditionally);

     (iii)Entering into Stock Option exchanges;

     (iv) Directing the Company to make accruals and payments provided for by the Plan;

     (v)  Interpreting the Plan; and

     (vi) Prescribing, amending, or rescinding rules and regulations relating to the Plan.

(c) With respect to Awards the Committee shall have full and final authority in its sole and absolute discretion to:

     (i)  Determine the time or times at which Awards will be granted;

     (ii) Subject to the Award Limit, determine the number of shares to be subject to such Awards granted to the selected Employees;

     (iii)Determine whether such Awards are to be Stock Options or other forms of Awards allowed under the Plan and whether such Awards are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

     (iv) Determine whether an Option shall be and ISO or an NSO;

     (v) Determine the exercise price of the shares subject to each Option, which price shall not be less than the price set forth in Section 6(b) of the Plan

     (vi) Determine the time when each Stock Option shall become exercisable and the duration of the exercise period which shall not exceed the maximum period as set forth in Section 6(c) of the Plan

     (vii)Determine the terms and conditions of such Awards, consistent with this Plan; provided, however, that the terms and conditions of Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(d) Upon the selection of an Employee to be granted an Award, the Committee shall instruct the Company to issue the Award and may impose such conditions on the grant of the Awards as the Committee deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Award to an Employee that the Employee surrender for cancellation some or all of the Awards which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

5.   ELIGIBILITY

     Subject to the Award Limit, any Employee selected by the Committee shall be eligible to be granted an Award. In determining the number of persons to whom Awards shall be granted and the number of Shares to be covered by each Award subject to the restrictions of Section 3 of the Plan, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem in its sole discretion as relevant in connection with accomplishing the purposes of the Plan.

6.   TERMS OF OPTIONS

(a) OPTION AGREEMENT. Each Option shall be evidenced by a written Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

(b) OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be not less than one hundred percent (100%) of Fair Market Value of a share of Stock on the date the Option is granted and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder one hundred and ten percent
     (110%) of Fair Market Value of a share of Stock on the date such Option is granted.

(c) OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from such date if the Option is granted to a Ten Percent Stockholder. In the case of an Option granted pursuant to an Agreement without reference to the term of the Option, the term of each such Option shall be ten (10) years without variation or acceleration hereunder, except as provided in Section 10 of the Plan.

(d) OPTION VESTING. The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee (or the Board) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(e) OPTION EXERCISABILITY UPON TERMINATION. No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee in the applicable Agreement.

(f) INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6(f), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. In addition,

     (i) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "Incentive Stock Option" under Section 422 of the Code.

     (ii) No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "Incentive Stock Option" under Section 422 of the Code.

(g) CONSIDERATION. In consideration of the granting of an Option, the Company may, in its discretion, require the Optionee to agree, in the written Stock Option Agreement, to remain in the employ of the Company or any Subsidiary for a period of at last one year after the Option is granted.

7.   EXERCISE OF OPTIONS

(a) PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

(b) MANNER OF EXERCISE. All or portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (i) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

     (ii) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (iii)In the event that the Option shall be exercised pursuant to
          Section 10(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (iv) Full cash payment to the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee the terms of the Options may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

(c) CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (ii) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

     (iii)The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

     (iv) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

     (v) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

(d) RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders, other than any rights granted pursuant to Section 9(a) hereof.

(e) OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

8.   AWARDS OF STOCK PAYMENTS AND RESTRICTED STOCK

(a) STOCK PAYMENTS. Any Employee selected by the Committee may receive Stock Payments in lieu of cash payments determined under the Company's Annual Incentive Plan (AIP) in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and will be based upon the Fair Market Value of Common Stock on the date such Stock Payment is made.

(b) RESTRICTED STOCK. The Committee may from time to time, in its absolute discretion select from among the Employees (including Employees who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock and determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

(c) PURCHASE PRICE OF RESTRICTED STOCK. The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) ISSUANCE OF RESTRICTED SHARES AND STOCK PAYMENTS. Upon the selection of an Employee to be awarded Stock Payment shares or shares of Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such shares and may impose such conditions on the issuance of such shares as it deems appropriate.

(d) STOCK PAYMENT AGREEMENT; RESTRICTED STOCK AGREEMENT. Stock Payments and awards of Restricted Stock shall be issued only pursuant to a written Agreement, which shall be executed by the selected Employee and the Compensation Committee of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

(e) CONSIDERATION. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Committee, at its discretion, may ask the Restricted Stockholder to agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued.

(f) RIGHTS AS STOCKHOLDERS. Upon the delivery of shares of Stock Payment Shares or shares of Restricted Stock, the Grantee shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the related Stock Payment Agreement or Restricted Stock Agreement including the right to receive all dividends and other distributions paid or made with respect to the shares.

(g) RESTRICTIONS. All Stock Payment Shares and shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to Shares as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance. Stock Payment Shares and shares of Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

(h) ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing unvested Stock Payment Shares and unvested shares of Restricted Stock until all of the restrictions imposed under the related Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed.

(i) LEGEND. In order to enforce the restrictions imposed upon shares of Stock Payment Shares and Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all Stock Payment
                                                                     -12-

     Shares and shares of Restricted Stock that are still subject to restrictions under Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

9.   DIVIDEND EQUIVALENTS

(a) DIVIDEND EQUIVALENTS. Any Employee selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Award is granted to such Employee, and the date Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) DIVIDEND EQUIVALENT AGREEMENT. Each Dividend shall be evidenced by a written Agreement, which shall be executed by the Grantee and the Committee and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

(c) TERM. The term of a Dividend Equivalent shall be set by the Committee in its discretion but in no event shall the term extend beyond the earlier of
     (i) the date on which the Award, or portion thereof, becomes vested or (ii) the date on which the Option, or portion thereof, is exercised.

(d) CONSIDERATION. In consideration of the granting of a Dividend Equivalent, the Committee, at its discretion, may ask the Grantee to agree, in a written Agreement, to remain in the employ of the Company or any Subsidiary for a period of at least one year after such Dividend Equivalent is granted.

10.  MISCELLANEOUS PROVISIONS

(a) NOT TRANSFERABLE. Awards under this Plan may not be sold, pledged, assigned, transferred, or hypothecated in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, and the Shares underlying such rights or awards have been issued, and all restrictions applicable to such Shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Grantee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

     During the lifetime of the Grantee, an Award (or any portion thereof) granted under the Plan may be exercised or otherwise realized only by the Grantee or by his guardian or legal representative. After the death of the Grantee, any exercisable portion of an Option or vested portion of any other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution.

(b) AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders, no action of the Board may (except as provided in Section 10(c) of the Plan) increase the limits imposed in Section 3 of the Plan on the maximum number of Shares which may be issued under this Plan or modify the Award Limit, and no action may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the Grantees currently holding unvested or vested Awards, alter or impair any rights or obligations under Awards theretofore granted or awarded, unless the related Agreement itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or termination of this Plan, and in no event may an Award be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

(c) CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for which Options, Restricted Stock, Dividend Equivalents, or Stock Payments may be granted, including adjustments of the limitations in Section 3(a) of the Plan on the maximum number and kind of shares which may be issued and of the Award limit described in Section 3(b).

     In the event of such a change or exchange, subject to the other provisions of this Plan, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, Restricted

     Stock, Dividend Equivalents or Stock Payments, or portions thereof then unexercised, shall be exercisable and in the number and kind of shares of outstanding Restricted Shares. Such adjustment shall be made with the intent that after the change or exchange of shares, each Grantee's and each Restricted Stockholder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award may include a necessary or appropriate corresponding adjustment in the exercise or grant price, but shall be made without change in the total price applicable to the Award, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

     Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

     In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion make an appropriate and equitable adjustment to the Award to reflect such diminution.

(d) CHANGES IN CONTROL OF THE COMPANY. In the event of a change in control of the Company:

     (i) At the discretion of the Committee, the terms of an Award may provide that it cannot be exercised after such event.

     (ii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of such Award or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, the Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in this Plan or in the provisions of such Award.

     (iii)In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by terms of such Award or by a resolution adopted prior to the occurrence of such event that upon such event, such Award shall be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

(e) APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Awards may not be granted prior to such stockholder approval.

(f) TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Grantee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Award.

(g) LOANS. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise, receipt, or vesting of an Award granted under this Plan. The terms and conditions of any such loan shall be set by the Committee and shall conform to any and all applicable laws, rules, and regulations.

(h) LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, any Award granted to an Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

(i) EFFECT OF PLAN UPON COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

(j) COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, and the issuance and delivery of shares of Common Stock and the payment of money under this Plan hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(k) HEADINGS. The section and subsection headings are contained herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

(l) GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Dominguez Services Corporation on February 25, 1997.

     Executed on this 25th Day of February, 1997.


               /s/  John S. Tootle
               -------------------

                      DOMINGUEZ SERVICES CORPORATION

                        21718 SOUTH ALAMEDA STREET
                         LONG BEACH, CA 90810-0351

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 6, 1997

     The undersigned hereby appoints Brian J. Brady and John S. Tootle, or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders, scheduled to be held on May 6, 1997, and at all adjournments thereof. The proxies have authority to vote such shares, as specified on the reverse side hereof, (1) to elect directors and (2) on the other items set forth in the Proxy Statement. The proxies are further authorized to vote such shares upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


A  / X /  Please mark your
          votes as in this
          example.


                              THE DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF EACH NOMINEE AND FOR ITEMS 2 AND 3
                             THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THIS RECOMMENDATION UNLESS OTHERWISE SPECIFIED.
                           WITHHELD
                  FOR       FOR ALL                                                                 FOR     AGAINST    ABSTAIN

Item 1.                               Nominees:  Dwight C. Baum    Item 2.  Adoption of            /   /    /    /      /    /
    Election of  /    /     /    /               Brian J. Brady             1997 Stock
    Directors                                    Richard M. Cannon          Incentive Plan.
                                                 Terrill M. Gloege
WITHHELD FOR  (Write Nominee(s) names            Thomas W. Huston Item 3.   Appointment of         /   /    /    /      /    /
in the Space Provided below).                    C. Bradley Olson           Arthur Andersen
                                                 Langdon W. Owen            LLP as Independent
                                                 Charles W. Porter          Auditors.
---------------------------------------          Debra L. Reed
                                                                            This Proxy, when properly executed, will be voted in
                                                                            the manner directed herein by the undersigned
                                                                            shareholder.

                                                                            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
                                                                            PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                            IN THE ENCLOSED ENVELOPE.

                                                                            NOTE: Change of Address

                                                                            ----------------------------  Change of Address   /   /
                                                                                                                to the left
                                                                            ----------------------------

                                                                            ----------------------------


Signature(s)                                                                                                    Date
            --------------------------------------------------------------------------------------------------       -----------

Note:  [Please sign as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.]

